EARNINGS PER SHARE	6 Months Ended
Jun. 29, 2018
Earnings per share [abstract]
EARNINGS PER SHARE
EARNINGS PER SHARE
Basic earnings per share is calculated by dividing profit after taxes by the weighted average number of ordinary shares in issue and outstanding during the period. Diluted earnings per share is calculated in a similar manner, but includes the effect of dilutive securities, principally stock options and restricted share units. Share-based payment awards that are contingently issuable upon the achievement of a specified market and/or performance conditions are included in the diluted earnings per share calculation, based on the number of shares that would be issuable, if the end of the period was the end of the contingency period.
The following table summarises basic and diluted earnings per ordinary share calculations for the periods presented:

	Six Months Ended
	29 June 2018	30 June 2017
Profit after taxes attributable to equity shareholders (€ million)	417	445
Basic weighted average number of ordinary shares in issue (million)	485	484
Effect of dilutive potential ordinary shares (million)	4	4
Diluted weighted average number of ordinary shares in issue (million)	489	488
Basic earnings per share (€)	0.86	0.92
Diluted earnings per share (€)	0.85	0.91

As at 29 June 2018 and 30 June 2017, the Company had 486,108,000 and 484,270,231 shares in issue and outstanding, respectively.
For the six months ended 29 June 2018 and 30 June 2017, outstanding options to purchase 0.7 million shares and 1.2 million shares, respectively, were excluded from the diluted earnings per share calculation because the effect of including these options in the computation would have been antidilutive. The dilutive impact of the remaining options outstanding and unvested restricted share units was included in the effect of dilutive securities.